Exhibit 99.2

IMAGE ENTERTAINMENT, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

The unaudited pro forma condensed consolidated balance sheet as of June 30, 2003 gives effect to (1) the disposition of substantially all of the assets of the Company’s wholly-owned subsidiary DVDPlanet, Inc. (“DVDPlanet”) at their net book value as if it had occurred on June 30, 2003 and (2) the accelerated payment of outstanding receivables and purchase of inventory under a June 2003 fulfillment agreement between DVDPlanet and I-Serve Direct Commerce Services, Inc. ("I-Serve").  The unaudited pro forma condensed consolidated statements of operations for the three months ended June 30, 2003 and the fiscal year ended March 31, 2003, give effect to the disposition as if it had occurred at the beginning of each of the periods presented.

Pro forma financial statements require the presentation of earnings (loss) from continuing operations after income tax expense but before discontinued operations, extraordinary items, and cumulative effect of a change in accounting principle.  Therefore the cumulative effect of a change in accounting principle of $3.8 million, net of taxes, related to goodwill impairment under SFAS 142 included in the historical consolidated statement of operations of Image Entertainment, Inc. (“Image”) for the fiscal year ended March 31, 2003 has been omitted.  In addition, the disposition will be treated as a discontinued operation.

The unaudited pro forma condensed consolidated financial information has been prepared and should be read in conjunction with the historical consolidated financial statements and related notes thereto of Image, the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in Image’s Annual Report on Form 10-K for the fiscal year ended March 31, 2003 and Image’s Quarterly Report on Form 10-Q as of June 30, 2003 filed with the Securities and Exchange Commission (“SEC”).

Unaudited pro forma condensed consolidated financial information is presented for illustrative purposes only and is not necessarily indicative of the results that actually would have been realized had the assets been sold during these periods.  Additionally, the future consolidated financial position and results of operations will differ, perhaps significantly, from the pro forma amounts reflected herein because of a variety of factors, including access to additional information and changes in values not currently identified due to post-closing adjustments and reconciliation, which could result in adjustment to, among other items, the ultimate loss in connection with the sale of assets and the expense associated with the severance-related compensation liability.

To the extent that this pro forma financial information is forward looking, it is made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  The forward-looking statements reflect assumptions and involve a number of risks and uncertainties, which may be beyond the Company’s control, including the risk factors discussed in Image’s Form 10-K for the fiscal year ended March 31, 2003 and the Company’s other filings with the SEC.

IMAGE ENTERTAINMENT, INC.

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS

(unaudited)

as of June 30, 2003

ASSETS

(In thousands)	Historical	Pro Forma Adjustments (5)		Pro Forma
Current assets:
Cash	$1,465	$—		$1,465
Accounts receivable, net of allowances of $5,505 - June 30, 2003	16,821	(619	)(2)	16,202
Inventories	15,438	(2,088	)(2)	13,350
Royalty and distribution fee advances	7,471	—		7,471
Prepaid expenses and other assets	804	(111	)(2)	693
Deferred tax assets, net	1,534	—		1,534
Total current assets	43,533	(2,818)		40,715
Noncurrent inventories, principally production costs	2,822	—		2,822
Noncurrent royalty and distribution advances	11,887	—		11,887
Noncurrent deferred tax assets, net	5,388	—		5,388
Property, equipment and improvements, net	6,944	(1,007	)(2)	5,937
Other assets	253	—		253
	$70,827	$(3,825)		$67,002

IMAGE ENTERTAINMENT, INC.

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS

(unaudited)

as of June 30, 2003

LIABILITIES AND SHAREHOLDERS’ EQUITY

(In thousands, except share data)	Historical	Pro Forma Adjustments (5)		Pro Forma
Current liabilities:
Accounts payable	$8,162	$—		$8,162
Accrued liabilities	3,443	108	(2)(3)	3,551
Accrued royalties and distribution fees	6,225	—		6,225
Accrued music publishing fees	4,562	—		4,562
Deferred revenue - BMG	3,000	—		3,000
Revolving credit facility	9,899	(3,179	)(1)	6,720
Current portion of long-term debt	1,591	—		1,591
Current portion of capital lease obligations	462	—		462
Total current liabilities	37,344	(3,071)		34,273
Long-term debt, less current portion	2,530	—		2,530
Capital lease obligations, less current portion	296	—		296
Total liabilities	40,170	(3,071)		37,099

Shareholders’ equity:
Preferred stock, $1 par value, 3,366,000 shares authorized; none issued and outstanding	—	—		—
Common stock, no par value, 30,000,000 shares authorized; 18,245,000 issued and outstanding at June 30, 2003	33,102	—		33,102
Additional paid-in capital	3,774	—		3,774
Accumulated deficit	(6,219)	(754	)(3)(4)	(6,973)
Net shareholders’ equity	30,657	(754)		29,903
	$70,827	$(3,825)		$67,002

Footnotes:

(1)	Records proceeds to Image related to the sale of substantially all of DVDPlanet’s assets and the use of such proceeds to paydown outstanding borrowings under Image’s revolving credit and term loan facility with Wells Fargo Foothill, Inc.  The proceeds related to the sale include $1,450,000 from the sale of net assets (of which $241,000 is assumed to be held back as a receivable for purposes of post-closing reconciliation).  The proceeds are based upon the net book value of the assets sold and liabilities assumed as of June 30, 2003.  In addition, the proceeds include $1,970,000 in payments under a June 2003 fulfillment agreement between DVDPlanet and I-Serve which were accelerated as part of the transaction. The accelerated payments, are comprised of $859,000 representing the collection of an existing receivable from I-Serve and $1,111,000 representing payments for inventory as of June 30, 2003.

(2)

Eliminates DVDPlanet assets sold and liabilities assumed in the transaction and the sale of inventory and acceleration of related payments under the I-Serve fulfillment agreement which were accelerated in connection with the transaction.

(3)	Records estimated losses in connection with the sale of assets and severance-related expenses in connection with the sale.
(4)

Additional severance-related expenses of approximately $350,000 will be recorded in the December 31, 2003 quarter related to stay-bonuses provided to personnel and the recognition of amounts owing under the employment agreement of DVDPlanet President Paul Ramaker.

(5)	All of the financial estimates in connection with the sale are subject to post-closing adjustment and reconciliation.

IMAGE ENTERTAINMENT, INC.

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(unaudited)

For the Three Months Ended June 30, 2003

(In thousands, except per share data)	Historical	Pro Forma Adjustments (1)(2)		Pro Forma
NET REVENUES	$19,853	$(4,688)		$15,165
OPERATING COSTS AND EXPENSES:
Cost of sales	15,142	(3,891)		11,251
Selling expenses	1,939	(711)		1,228
General and administrative expenses	3,504	(534)		2,970
Amortization of production costs	1,015	—		1,015
	21,600	(5,136)		16,464
EARNINGS (LOSS) FROM OPERATIONS	(1,747)	448		(1,299)
OTHER EXPENSES (INCOME):
Interest expense	200	(49	)(3)	151
Other	(75)	—		(75)
	125	(49)		76
EARNINGS (LOSS) BEFORE INCOME TAXES	(1,872)	497		(1,375)
INCOME TAX BENEFIT (EXPENSE)	678	(180	)(4)	498
NET EARNINGS (LOSS) FROM CONTINUING OPERATIONS	$(1,194)	$317		$(877)
NET EARNINGS (LOSS) FROM CONTINUING OPERATIONS PER SHARE:
Basic and diluted	$(.07)			$(.05)
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic and diluted	18,225			18,225

Footnotes:

(1)	Eliminates the reported historical results of operations of DVDPlanet for the three months ended June 30, 2003.
(2)

The estimated loss in connection with the sale of assets of approximately $700,000 is not reflected above, but will be recorded in the quarter ended September 30, 2003.  Image will also accrue approximately $400,000 in severance-related compensation liability in connection with the sale, which is not reflected above but will be expensed during the quarters ended September 30, and December 31, 2003.  All of the financial estimates in connection with the sale are subject to post-closing adjustment and reconciliation.

(3)

Represents estimated interest expense on outstanding borrowings repaid, on a pro forma basis, from proceeds received in connection with the assets sold. The assets sold secured borrowings under the Company's revolving line of credit.

(4)	Income tax benefit was adjusted to record income taxes for the pro forma results on a stand-alone basis.

IMAGE ENTERTAINMENT, INC.

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(unaudited)

For the Fiscal Year Ended March 31, 2003

(In thousands, except per share data)	Historical	Pro Forma Adjustments (1)(2)		Pro Forma
NET REVENUES	$108,193	$(21,264)		$86,929
OPERATING COSTS AND EXPENSES:
Cost of sales	79,655	(17,488)		62,167
Selling expenses	9,552	(3,371)		6,181
General and administrative expenses	12,313	(2,023)		10,290
Amortization of production costs	4,287	—		4,287
	105,807	(22,882)		82,925
EARNINGS FROM OPERATIONS	2,386	1,618		4,004
OTHER EXPENSES:
Interest expense	1,454	(197	)(3)	1,257
Other	698	—		698
	2,152	(197)		1,955
EARNINGS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND CUMULATIVE EFFECT OF ACCOUNTING CHANGE	234	1,815		2,049
INCOME TAX EXPENSE	688	653	(4)	1,341
NET EARNINGS (LOSS) FROM CONTINUING OPERATIONS BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGE	$(454)	$1,162		$708
NET EARNINGS (LOSS) FROM CONTINUING OPERATIONS PER SHARE BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGE:
Basic and diluted	$(.03)			$.04
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	16,812			16,812
Diluted	16,812			17,003

Footnotes:

(1)	Eliminates the reported historical results of operations of DVDPlanet for the fiscal year ended March 31, 2003.
(2)

The estimated loss in connection with the sale of assets of approximately $700,000 is not reflected above, but will be recorded in the quarter ended September 30, 2003.  Image will also accrue approximately $400,000 in severance-related compensation liability in connection with the sale, which is not reflected above but will be expensed during the quarters ended September 30, and December 31, 2003.  All of the financial estimates in connection with the sale are subject to post-closing adjustment and reconciliation.

(3)

Represents estimated interest expense on outstanding borrowings repaid, on a pro forma basis, from proceeds received in connection with the assets sold. The assets sold secured borrowings under the Company's revolving line of credit.

(4)	Income tax expense was adjusted to record income taxes for the pro forma results on a stand-alone basis.